Dreyfus

Florida Intermediate

Municipal Bond Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                   Dreyfus Florida Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

The U.S. economy grew rapidly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These interest-rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began.

However, supply-and-demand factors unique to the municipal bond market helped constrain price erosion. Because of robust economic growth, most municipalities had little need to borrow during the reporting period, creating a reduced supply of new issues. As a result, market rallies during the first quarter of 2000 and June generally offset declines in April and May, leaving municipal bond averages relatively unchanged during the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Florida Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform during the period?

For the six-month reporting period ended June 30, 2000 Dreyfus Florida Intermediate Municipal Bond Fund achieved a total return of 2.48%.(1) In comparison, the Lipper Florida Intermediate Municipal Debt Funds category average achieved a 2.96% total return for the same period.(2)

We attribute the fund' s modest underperformance to our generally defensive strategy in a difficult market environment. While the fund was able to avoid the full brunt of the effects of rising interest rates by maintaining a relatively short average duration (a measure of sensitivity to changing interest rates) during market declines, this strategy partially limited returns during market rallies.

What is the fund's investment approach?

The fund' s goal is to seek a high level of federally tax-exempt income as is practical from a portfolio of municipal bonds from Florida issuers. We also manage the fund for a competitive total return, which includes both current income and changes in share price.

In pursuing these objectives we first attempt to add value by selecting primarily investment grade, intermediate-term tax-exempt bonds from Florida issuers that we believe are most likely to provide the best returns. These bonds comprise the portfolio's long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both current income and capital appreciation.

What other factors influenced the fund's performance?

The fund was influenced by changing market conditions and shifting investor sentiment over the past six months. Although the first quarter of 2000 experienced an encouraging municipal bond market rally,
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

April and May saw a more difficult investment environment before a final rally in June. As a result, performance on a total return basis was modestly positive over the full six-month reporting period.

When the reporting period began on January 1, 2000 investors were relieved that widespread Y2K-related concerns had proved largely unfounded. However, they soon became worried that strong economic growth in U.S. and worldwide economies might rekindle long-dormant inflationary pressures, especially given increasing wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the reporting period, causing most bond prices to fall, including those of many of the fund' s holdings.

However, interest-rate-related declines were offset by positive supply-and-demand influences. During the first half of 2000, issuance of municipal bonds nationally declined sharply compared to the same period one year ago. The supply of newly issued bonds from Florida issuers declined as well. This supply reduction, combined with continued robust demand from individual investors, helped support a rebound of municipal bond prices, from which the fund's holdings benefited.

The fund' s performance also benefited from its relatively defensive posture early in the reporting period, which we generally maintained through the Fed's May 16, 2000, meeting at which it raised interest rates by 0.50 percentage points. We maintained a relatively short average duration and when possible, added issues with strong income characteristics and call protection when the opportunities arose. We also increased our vigilance with regard to the credit quality of our holdings, focusing on highly rated bonds that are backed by specific revenues or their issuers' general taxing authority.


What is the fund's current strategy?

Although we began the reporting period with a relatively defensive strategy, we became more aggressive in the second quarter after evidence of an economic slowdown emerged. Encouraging inflation statistics, steady unemployment numbers and lower rates of new home construction suggest that the Fed's policies may be having a moderating effect on the U.S. economy. If so, the Fed may be close to -- but not necessarily at -- the end of the current cycle of interest-rate hikes. Furthermore, it appears that any further increases may have already been priced into the market.

Accordingly, we began to extend the fund's average duration by selling bonds with maturities of less than 10 years -- which were the subject of robust demand from individual investors -- and redeploying those assets to securities in the 10- to 15-year maturity range that also provided protection from early redemption. These longer term securities were typically issued by Florida school districts, ports and housing facilities, and either carried insurance or strong credit ratings.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.3%                                         Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--93.9%

Alachua County Health Facilities Authority,
  Health Facilities Revenue:
    (Santa Fe Health Systems Project)
         6.875%, 11/15/2002 (Prerefunded 11/15/2000)                           1,825,000  (a)           1,855,824
    (Shands Teaching Hospital)
         5.20%, 12/1/2007 (Insured; MBIA)                                      1,700,000                1,719,210

Bay County:
   PCR (International Paper Co. Project)
      5.10%, 9/1/2012                                                          2,500,000                2,365,450

   RRR:
      6.10%, 7/1/2002 (Insured; MBIA)                                          2,095,000                2,155,085
      6.20%, 7/1/2003 (Insured; MBIA)                                          1,250,000                1,311,037

Boynton Beach, Utility Systems Revenue
   5.375%, 11/1/2008 (Insured; FGIC)                                           1,000,000                1,026,950

Brevard County Health Facilities Authority, Revenue:
   (Holmes Regional Medical Center Project)
      5.30%, 10/1/2007 (Insured; MBIA)                                         3,000,000                3,051,210
   (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002                               1,720,000                1,767,008

Brevard County Housing Finance Authority, MFHR
   (Windover Oaks) 6.90%, 2/1/2027                                             2,000,000                2,158,740

Broward County:
   6.125%, 1/1/2006                                                            1,950,000                2,023,632
   Airport System Revenue:

      5.25%, 10/1/2011 (Insured; AMBAC)                                        1,000,000                  991,960

      5.375%, 10/1/2013 (Insured; MBIA)                                        8,100,000                8,001,099

Broward County School Board, COP
   6.10%, 7/1/2002 (Insured; AMBAC)                                            2,000,000                2,056,960

Broward County School District:

   5.30%, 2/15/2004                                                            5,000,000                5,096,150

   6%, 2/15/2004                                                               3,000,000                3,114,570

Celebration Community Development District,
   Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)                          2,205,000                2,243,654

Charlotte County, Utility Revenue
   5.40%, 10/1/2008 (Insured; FGIC)                                            1,210,000                1,244,364

Clay County Housing Finance Authority, Revenue

   (Multi-County Program) 4.85%, 10/1/2011
   (Collateralized: FNMA,GNMA)                                                 1,575,000                1,484,516

Collier County, Capital Improvement Revenue:

   5.75%, 10/1/2006 (Insured; MBIA)                                            1,985,000                2,085,103

   5.85%, 10/1/2007 (Insured; MBIA)                                            2,105,000                2,215,449

Coral Springs, Water and Sewer Revenue

   5.50%, 9/1/2003 (Insured; FGIC)                                             1,000,000                1,022,200



                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                    Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Dade County:

  Aviation Revenue:

      6%, 10/1/2003 (Insured; MBIA)                                            2,000,000                 2,069,180

      6.15%, 10/1/2004 (Insured; MBIA)                                         2,000,000                 2,089,920

      (Miami International Airport):

         5%, 10/1/2005 (Insured; FSA)                                          1,075,000                 1,079,106

         5.75%, 10/1/2005 (Insured; FSA)                                       2,000,000                 2,076,320

         5.375%, 10/1/2010 (Insured; FSA)                                      1,000,000                 1,013,740

   Public Facilities Revenue

      (Jackson Memorial Hospital)
      5.20%, 6/1/2004 (Insured; MBIA)                                          2,035,000                 2,059,705

   Special Obligation Revenue:

      (Solid Waste System) 6%, 10/1/2006 (Insured; AMBAC)                      2,565,000                 2,715,873

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                  6,825,000                 3,903,218

   Water and Sewer Systems Revenue
      6.25%, 10/1/2011 (Insured; FGIC)                                         2,115,000                 2,322,059

Dade County Housing Finance Authority, MFMR

   (Golden Lakes Apartments Project) 6%, 11/1/2032                             1,000,000                   946,850

Daytona Beach, Water and Sewer Revenue

   5.75%, 11/15/2008 (Insured; AMBAC)                                          2,270,000                 2,341,845

Deerfield Beach, Water and Sewer Improvement Revenue

   6.125%, 10/1/2003 (Insured; FGIC)                                           1,180,000                 1,215,860

Delray Beach, Water and Sewer Revenue

   5.25%, 10/1/2009 (Insured; AMBAC)                                           2,500,000                 2,552,150

Duval County School District:

   5.90%, 8/1/2002 (Insured; AMBAC)                                            4,500,000                 4,600,980

   6.25%, 8/1/2005 (Insured; AMBAC)                                            2,400,000                 2,504,088

First Florida Governmental Financing Commission, Revenue:

   6.30%, 7/1/2002 (Insured; MBIA)                                             1,000,000                 1,029,570

   6%, 7/1/2003 (Insured; MBIA)                                                3,000,000                 3,109,320

Florida Board of Education, Capital Outlay:

   5.50%, 1/1/2006                                                             1,400,000                 1,444,506

   (Public Education) :

      5.50%, 6/1/2010                                                          5,725,000                 5,871,961

      5.125%, 6/1/2014                                                         1,710,000                 1,668,396

Florida Department of Transportation:

   Revenue (Alligator Alley) 5%, 7/1/2011                                      1,270,000                 1,259,929

   (Right of Way) 5.75%, 7/1/2005                                              2,375,000                 2,479,120

Florida Municipal Power Agency, Revenue:

  (All-Requirements Power Supply Project)

      5.90%, 10/1/2002 (Insured; AMBAC)                                        1,000,000                 1,028,410

   (Saint Lucie Project) 5.40%, 10/1/2005 (Insured; FGIC)                      2,500,000                 2,557,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                    Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Ports Finance Commission, Revenue

   (Transportation Trust Fund--Intermodal Program)
   5.50%, 10/1/2016                                                            1,745,000                 1,727,288

Fort Myers, Improvement Revenue

   (Special Assessment--Geo Area 24)
   7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                        905,000  (a)              961,707

Greater Orlando Aviation Authority,
   Orlando Airport Facilities Revenue:

      6.10%, 10/1/2002 (Insured; FGIC)                                         2,000,000                 2,065,280

      6.25%, 10/1/2006 (Insured; FGIC)                                         4,600,000                 4,807,460

Halifax Hospital Medical Center, HR

   5%, 10/1/2010 (Insured; MBIA)                                               1,750,000                 1,725,727

Hernando County School District:

   6.10%, 8/1/2003 (Insured; MBIA)                                             2,000,000                 2,080,800

   5.50%, 9/1/2004 (Insured; MBIA)                                             1,580,000                 1,626,942

Hialeah Gardens, IDR (Waterford Convalescent)

   7.875%, 12/1/2007                                                             885,000                   918,170

Hillsborough County, Utility Revenue,
   Zero Coupon, 8/1/2006 (Insured; MBIA)                                       5,000,000                 3,679,000

Hillsborough County Hospital Authority, HR

   (Tampa General Hospital Project)
   6.125%, 10/1/2002 (Insured; FSA)                                            3,350,000                 3,450,266

Hillsborough County Port District, Special Revenue

  (Tampa Port Authority)

   5.75%, 6/1/2013 (Insured; FSA)                                                500,000                   510,400

Indian Trace Community Development District

   (Water Management-Special Benefit)
   5.375%, 5/1/2005 (Insured; MBIA)                                            2,265,000                 2,323,890

Jacksonville, Revenue:

   Excise Taxes 6.50%, 10/1/2008 (Insured; AMBAC)                              1,000,000                 1,055,090

   Sales Tax (River City Renaissance Project)

      5.125%, 10/1/2018 (Insured; FGIC)                                        2,500,000                 2,371,950

Jacksonville Beach, Utilities Revenue

   5.125%, 10/1/2004 (Insured; MBIA)                                           1,500,000                 1,521,600

Jacksonville Electric Authority, Revenue

   Electric Systems 5.40%, 10/1/2004                                           2,250,000                 2,289,285

Lake County, Resource Recovery
   Industrial Development Revenue

   (NRG/Recovery Group) 5.85%, 10/1/2009                                       2,000,000                 1,901,100

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                   1,000,000                 1,047,990

Lakeland, Electric and Water Revenue 5.90%, 10/1/2007                          2,385,000                 2,528,148



                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                    Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)

Martin County, Utility System Revenue:

   5.50%, 10/1/2011 (Insured; FGIC)                                            1,000,000                 1,036,010

   5.50%, 10/1/2012 (Insured; FGIC)                                            1,065,000                 1,100,912

   5.50%, 10/1/2013 (Insured; FGIC)                                            1,485,000                 1,527,872

Miami 5.80%, 12/1/2005 (Insured; FGIC)                                         1,340,000                 1,406,156

Miami Beach, Water and Sewer Revenue
   5.10%, 9/1/2005 (Insured; FSA)                                               1,500,000                1,523,370

Miami Beach Health Facilities Authority, HR

   (Mount Sinai Medical Center Project)
   5.70%, 11/15/2003 (Insured; FSA)                                             1,500,000                1,540,800

Miami-Dade County Industrial Development Authority,
   Special Facility Revenue

   (United Airlines, Inc.) 6.05%, 3/1/2035                                      2,000,000                1,991,140

Miami-Dade County School Board, COP

   5.25%, 8/1/2008 (Insured; AMBAC)                                             2,500,000                2,541,875

Miami-Dade County School District

   5.375%, 8/1/2013 (Insured; FSA)                                              2,000,000                2,031,880

Nassau County, PCR (ITT Rayonier, Inc. Project)

   5.90%, 7/1/2005                                                              1,075,000                1,105,057

Nothern Palm Beach County Improvement District

  (Water Control & Improvement Unit Development)

   5.75%, 8/1/2014                                                              1,200,000                1,134,072

Ocean Highway and Port Authority, Revenue

   6.25%, 12/1/2002 (LOC; ABN Amro Bank)                                        3,500,000                3,557,715

Orange County Health Facilities Authority, HR

  (Orlando Regional Healthcare):

      5.50%, 11/1/2003 (Insured; MBIA)                                            600,000                  612,486

      6.25%, 10/1/2011 (Insured; MBIA)                                            730,000                  796,883

      6.25%, 10/1/2011 (Insured; MBIA, Escrowed to Maturity)                    1,770,000                1,930,592

Orlando Utilities Commission, Water and Electric Revenue:

   5.60%, 10/1/2003                                                             5,000,000                5,139,200

   5.75%, 10/1/2005                                                             2,000,000                2,091,380

   5.80%, 10/1/2006                                                             5,930,000                6,244,942

   5.80%, 10/1/2007                                                             1,175,000                1,241,364

Osceola County, Revenue:

  Gas Tax Improvement:

      5.50%, 4/1/2003 (Insured; FGIC)                                           1,365,000                1,394,020

      5.65%, 4/1/2004 (Insured; FGIC)                                           1,445,000                1,489,361

   Transportation (Osceola Parkway Project)

      5.90%, 4/1/2007 (Insured; MBIA)                                           1,300,000                1,344,044

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                    Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)

Osceola County Industrial Development Authority, Revenue

   (Community Provider Pooled Loan Program)
   8%, 7/1/2004                                                                 2,990,000                3,076,082

Palm Beach County, Revenue:

   Criminal Justice Facilities
      5.375%, 6/1/2010 (Insured; FGIC)                                          1,825,000                1,874,330

   Water and Sewer 5%, 10/1/2010 (Insured; MBIA)                                3,820,000                3,800,021

Palm Beach County Housing Finance Authority, MFHR

   (Windsor Park Apartments Project) 5.85%, 12/1/2033                           1,500,000                1,379,010

Palm Beach County School Board, COP
   6%, 8/1/2016 (Insured; FGIC)                                                 4,000,000                4,209,960

Palm Beach County School District
   6%, 8/1/2006 (Insured; AMBAC)                                                1,000,000                1,032,760

Palm Beach County Solid Waste Authority, Revenue

   5.50%, 10/1/2006 (Insured; AMBAC)                                            3,000,000                3,098,130

Pasco County, Water and Sewer Revenue:

   5.50%, 10/1/2002 (Insured; FGIC)                                             2,500,000                2,549,850

   5.40%, 10/1/2003 (Insured; FGIC)                                             1,500,000                1,531,890

Polk County, Capital Improvement Revenue

   6%, 12/1/2002 (Insured; MBIA)                                                1,900,000                1,962,149

Polk County Industrial Development Authority, IDR

   (Cargill Fertilizer, Inc.) 5.50%, 11/1/2009                                  2,000,000                2,003,460

Saint John's County Industrial Development Authority, HR

   (Flager Hospital Project) 5.80%, 8/1/2003                                    1,000,000                1,012,170

Saint Lucie County School District
   5.90%, 7/1/2002 (Insured; AMBAC)                                             1,780,000                1,825,337

Saint Petersburg, Public Improvement Revenue

   6%, 2/1/2002 (Insured; MBIA)                                                 1,500,000                1,533,030

Sarasota County:

   6.25%, 10/1/2004 (Insured; FGIC)                                             1,505,000                1,563,289

   Utilities Systems Revenue
      5.60%, 10/1/2004 (Insured; FGIC)                                          2,345,000                2,418,469

Seminole County School District
   6%, 8/1/2003 (Insured; MBIA)                                                 2,500,000                2,593,325

Sunrise, Revenue:

   Public Facilities 6.20%, 10/1/2004 (Insured; MBIA)                           2,000,000                2,095,320

   Utility System 5.20%, 10/1/2005 (Insured; AMBAC)                             1,395,000                1,421,505

Tallahassee, Health Facilities Revenue

  (Tallahassee Memorial Regional Medical Center)

   5.50%, 12/1/2002 (Insured; MBIA)                                             1,000,000                1,017,940


                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                    Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Tampa, Revenue:

  (Alleghany Health Systems--Saint Mary's)

      5.75%, 12/1/2007 (Insured; MBIA)                                          2,750,000                2,859,285

   (Aquarium, Inc. Project)
      7.25%, 5/1/2005 (Prerefunded 5/1/2002)                                    1,200,000  (a)           1,273,740

   Cigarette Tax Allocation (H Lee Moffitt Cancer)

      5%, 3/1/2008 (Insured; AMBAC)                                             2,000,000                2,008,080

   Water and Sewer 6.30%, 10/1/2006                                             1,590,000                1,653,107

Tampa Bay, Water Utility Systems Revenue
   5.125%, 10/1/2015 (Insured; FGIC)                                            3,205,000                3,112,311

Tarpon Springs Health Facilities Authoriy, HR

   (Helen Ellis Memorial Hospital Project) 7.50%, 5/1/2011                      2,210,000                2,196,762

Volusia County, Sales Tax Improvement Revenue

   6.40%, 10/1/2007 (Insured; MBIA)                                             2,000,000                2,081,080

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University):

      5.875%, 10/15/2002 (Insured; College Construction
         Loan Insurance Association)                                            1,145,000                1,176,442

      6.10%, 10/15/2003 (Insured; College Construction
         Loan Insurance Association)                                            1,000,000                1,041,940

Volusia County Special Assessment (Bethune Beach
   Wastewater Project) 6.875%, 7/1/2005                                           795,000                  826,069

HAWAII--.6%

Hawaii Housing and Community Development Corp.
   SFMR 6.10%, 7/1/2011                                                         1,435,000                1,459,266

U.S. RELATED--4.8%

Puerto Rico Commonwealth 5.20%, 7/1/2003 (Insured; FSA)                         5,000,000                5,099,400

Puerto Rico Commonwealth Highway
  and Transportation Authority:

      Highway Revenue 5.50%, 7/1/2013 (Insured; MBIA)                           2,500,000                2,597,825

      Transportation Revenue 5.25%, 7/1/2012 (Insured; MBIA)                    2,440,000                2,488,507

Virgin Islands Public Finance Authority, Revenue
   5.625%, 10/1/2010                                                            2,000,000                1,979,880

Virgin Islands Water and Power Authority,
   Water Systems Revenue 7.20%, 1/1/2002                                          200,000                  205,242
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $255,466,730)                                                99.3%             258,359,839

CASH AND RECEIVABLES (NET)                                                             .7%               1,946,225

NET ASSETS                                                                          100.0%             260,306,064

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
FGIC                      Financial Guaranty
                             Insurance Company
FNMA                      Federal National Mortgage
                             Association
FSA                       Financial Security Assurance
GNMA                      Government National Mortgage
                             Association
HR                        Hospital Revenue
IDR                       Industrial Development Revenue
LOC                       Letter of Credit
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
MFHR                      Multi-Family Housing Revenue
PCR                       Pollution Control Revenue
RRR                       Resources Recovery Revenue
SFMR                      Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              72.2
AA                               Aa                              AA                                               17.3
A                                A                               A                                                 2.8
BBB                              Baa                             BBB                                               4.0
B                                B                               B                                                  .8
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      2.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT JUNE 30, 2000, 26.9% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           255,466,730  258,359,839

Interest receivable                                                  4,017,514

Prepaid expenses                                                         6,333

                                                                   262,383,686
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           148,816

Cash overdraft due to Custodian                                       1,806,647

Payable for shares of Beneficial Interest redeemed                       70,425

Accrued expenses                                                         51,734

                                                                      2,077,622
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      260,306,064
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     258,187,527

Accumulated net realized gain (loss) on investments                    (774,572)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             2,893,109
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      260,306,064
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                 20,218,231

NET ASSET VALUE, offering and redemption price per share--Note 3 (d) ($)
                                                                          12.87

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                       7,274,024

EXPENSES:

Management fee--Note 3(a)                                               801,389

Shareholder servicing costs--Note 3(b)                                  212,869

Professional fees                                                        21,171

Trustees' fees and expenses--Note 3(c)                                   19,770

Custodian fees                                                            9,890

Registration fees                                                         4,243

Prospectus and shareholders' reports                                      2,622

Loan commitment fees--Note 2                                              1,104

Miscellaneous                                                            12,021

TOTAL EXPENSES                                                        1,085,079

INVESTMENT INCOME--NET                                                6,188,945
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 (23,711)

Net unrealized appreciation (depreciation) on investments               425,207

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  401,496

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  6,590,441

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000   Year Ended
                                               (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,188,945          13,439,208

Net realized gain (loss) on investments           (23,711)           (747,993)

Net unrealized appreciation (depreciation)
   on investments                                 425,207         (16,189,293)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,590,441          (3,498,078)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (6,188,945)        (13,439,208)

Net realized gain on investments                       --             (25,230)

TOTAL DIVIDENDS                                (6,188,945)        (13,464,438)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   8,119,340          36,382,864

Dividends reinvested                            4,067,207           8,886,976

Cost of shares redeemed                       (39,444,404)        (70,234,114)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (27,257,857)        (24,964,274)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (26,856,361)        (41,926,790)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           287,162,425         329,089,215

END OF PERIOD                                 260,306,064         287,162,425
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       634,567          2,759,654

Shares issued for dividends reinvested            318,054            672,359

Shares redeemed                                (3,084,637)        (5,298,777)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,132,016)        (1,866,764)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                             Six Months Ended
                                              June 30, 2000                        Year Ended December 31,
                                                                   ----------------------------------------------------------
                                                (Unaudited)        1999         1998        1997        1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.85        13.59        13.64       13.45       13.62         12.52

Investment Operations:

Investment income--net                                 .29          .59          .60         .60         .61           .62

Net realized and unrealized

   gain (loss) on investments                          .02         (.74)         .06         .23        (.17)         1.10

Total from Investment Operations                       .31         (.15)         .66         .83         .44          1.72

Distributions:

Dividends from investment
   income--net                                        (.29)        (.59)        (.60)       (.60)       (.61)         (.62)

Dividends from net realized
   gain on investments                                  --          .00(a)      (.11)       (.04)         --            --

Total Distributions                                   (.29)        (.59)        (.71)       (.64)       (.61)         (.62)

Net asset value, end of period                       12.87        12.85        13.59       13.64       13.45         13.62
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.97(b)     (1.16)        4.98        6.35        3.35         13.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .81(b)       .81          .81         .80         .80           .69

Ratio of net investment income
   to average net assets                              4.62(b)      4.42         4.41        4.43        4.53          4.70

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --          --           --          --           --           .08

Portfolio Turnover Rate                               5.62(c)     10.61        32.49       19.68       19.14         25.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
    ($ x 1,000)                                    260,306      287,162      329,089     351,964     387,899       428,896

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund' s shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $748,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999.


This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the fund's Shareholder Service Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the fund was charged an aggregate of $132,388 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $45,676 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2000, redemption fees charged and retained by the fund amounted to $70. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to
$14,898,839    and    $30,511,499,    respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$2,893,109,   consisting   of   $5,145,489  gross  unrealized  appreciation  and
$2,252,380 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Florida Intermediate Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   740SA006